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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of Carolina Bank Holdings, Inc., and the several undersigned Officers and Directors thereof whose signatures appear below hereby makes, constitutes and appoints Robert T. Braswell and T. Allen Liles, or either of them, its and his or her true and lawful attorneys, with full power of substitution to execute, deliver and file in its or his or her name and on its or his or her behalf, and in each of the undersigned Officer's and Director's capacity or capacities as shown below; (a) a Registration Statement on Form SB-2 (or other appropriate form) with respect to the registration under the Securities Act of 1933, as amended, of not in excess of 805,000 shares of common stock of Carolina Bank Holdings, Inc., $1.00 par value per share, to be issued in connection with a public offering through an Underwriting Agreement with McKinnon & Company, Inc., Norfolk, Virginia, all documents in support thereof or supplemental thereto and any and all amendments, including any and all post-effective amendments, to the foregoing (hereinafter the "Registration Statement"); and (b) such registration statements, petitions, applications, consents to service of process or other instruments, any and all documents in support thereof or supplemental thereto, and any and all amendments or supplements to the foregoing, as may be necessary or advisable to qualify or register the securities covered by said Registration Statement; and each of Carolina Bank Holdings, Inc. and said Officers and Directors hereby grants to said attorneys, or any of them, full power and authority to do and perform each and every act and thing whatsoever as said attorneys may deem necessary or advisable to carry out fully the intent of this power of attorney to the same extent and with the same effect as Carolina Bank Holdings, Inc. might or could do, and as each of said Officers and Directors might or could do personally in his or her capacity or capacities as aforesaid, and each of Carolina Bank Holdings, Inc. and said Officers and Directors hereby ratifies and confirms all acts and things which said attorneys might do or cause to be done by virtue of this power of attorney and its or his or her signatures as the same may be signed by said attorneys to any or all of the following (and/or any and all amendments and supplements to any or all thereof); such Registration Statement filed under the Securities Act of 1933, as amended, and all such registration statements, petitions, applications, consents to service of process and other instruments, and all documents in support thereof or supplemental thereto, filed under such securities laws, regulations and requirements as may be applicable.

     IN WITNESS WHEREOF, Carolina Bank Holdings, Inc. has caused this power of attorney to be signed on its behalf, and each of the undersigned Officers and Directors in the capacity or capacities noted has hereunto set his or her hand on the date indicated below.

                      CAROLINA BANK HOLDINGS, INC.
                      (Registrant)

                      By:     /s/ Robert T. Braswell
                              ----------------------
                              Robert T. Braswell, President and CEO


Dated:  September 17, 2002




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SIGNATURE                                 CAPACITY
---------                                 --------
/s/ Robert T. Braswell                    President, Chief Executive Officer and
----------------------
Robert T. Braswell                        Director


/s/ T. Allen Liles                        Treasurer and Secretary
------------------
T. Allen Liles

/s/ Gary N. Brown                         Director
-----------------
Gary N. Brown

/s/ George E. Carr                        Director
------------------
George E. Carr

/s/ John D. Cornet                        Chairman of the Board of Directors
------------------
John D. Cornet

/s/ Judy H. Fuller                        Director
------------------
Judy H. Fuller

/s/ James E. Hooper                       Director
-------------------
James E. Hooper

/s/ Edward A. Hoyle                       Director
-------------------
Edward A. Hoyle

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